UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  January 28, 2005

                                NISOURCE INC.
           (Exact Name of Registrant as Specified in Its Charter)

                                       001-16189         35-2108964
                Delaware              (Commission       (IRS Employer
      (State or Other Jurisdiction)   File Number)   Identification No.)

                801 East 86th Avenue
                Merrillville, Indiana                   (46410
      (Address of Principal Executive Offices)        (Zip Code)


     Registrant's Telephone Number, Including Area Code:  (877) 647-5990


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
   Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On January 28, 2005, the Officer Nomination and Compensation Committee of the Board of Directors of NiSource Inc. (the "Company") awarded bonuses pursuant to the Company's 2004 Corporate Incentive Plan (the "Plan") notwithstanding the fact that the Company did not achieve the Plan's financial trigger for 2004. The Committee approved bonuses at the minimum amount of each participant's incentive range to be allocated to eligible participants in the Plan in accordance with the incentive payment calculations established in the Plan.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NISOURCE INC.



   Date:  February 3, 2005            By: /s/ Gary W. Pottorff
                                          -----------------------------
                                          Gary W. Pottorff
                                          Secretary